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                                                                    EXHIBIT 24.1

                       CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 No. 33-48706 pertaining to the CytRx Corporation 401(k) Profit-Sharing Plan of our report dated May 29, 1997, with respect to the financial statements and supplemental schedules of the CytRx Corporation 401(k) Profit-Sharing Plan, included in this Annual Report (Form 11-K) for the year ended December 31, 1996.




Atlanta, Georgia                           ERNST & YOUNG LLP
May 29, 1997